Exhibit 10.1


                                CREDIT AGREEMENT

                  CREDIT AGREEMENT dated as of June 10, 2004 by and between TIMEPAYMENT CORP. LLC, a Delaware limited liability company, and ACORN CAPITAL GROUP, LLC, a Delaware limited liability company. The parties hereto hereby agree as follows:

                             ARTICLE I: DEFINITIONS

                  Section 1.1. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

                  "Additional Collateral" means any additional collateral pledged by any Obligor hereunder in which Lender has a first priority perfected security interest and such additional collateral may include cash, securities, Leases, letters of credit or any other assets acceptable to Lender in its sole discretion.

                  "Account   Control   Agreement"   means  the  Blocked  Account
Agreement, dated as of the date hereof, among Borrower, Lender and the depository bank party thereto, a copy of which is attached hereto as Exhibit B.

                  "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

                  "Blocked   Account"  means  the  depository  bank  account  of
Borrower at National City Bank, account number 981612062, which is subject to the Account Control Agreement.

                  "Board" means the Board of Directors of Parent.

                  "Borrower" means TimePayment Corp. LLC, a Delaware limited liability company.

                  "Borrower Security Agreement" means the Pledge and Security Agreement, dated as of the date hereof, by Borrower in favor of Lender.

                  "Borrowing Base" means an amount equal to the sum of: (a)(i) as of the Effective Date, 67% of the aggregate amount of all Eligible Lease Receivables, and (ii) as of June 30, 2004, 70% of the aggregate amount of all Eligible Lease Receivables, in each case, subject to Lender's satisfaction, in its sole discretion, with information relating to the Borrowing Base contained in reports delivered by Borrower pursuant to Section 5.1, in each case, less (b) the Borrowing Base Reserves, if any, at the date of determination of the Borrowing Base.

                  "Borrowing Base Reserves" means, at the time of any determination of the Borrowing Base, such reserves as Lender may from time to time determine, after consultation with Borrower, to establish, in the exercise of its reasonable credit judgment.

                  "Business Day" means a day other than a Saturday, Sunday or any day on which commercial banks in New York, New York are authorized or required by law to close.

                  "Cash Deposit" means, from time to time, the amount of cash on deposit in the Blocked Account.

                  "Change of Control" means at any time (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) shall become, or obtain rights (whether by means of warrants, options or otherwise) to become, the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of more than 35% of the outstanding common stock of Parent; (b) the Board shall cease to consist of a majority of Continuing Directors, (c) Mr. Latour shall cease to be a member of the Board, unless a replacement reasonably acceptable to Lender is appointed within 90 days following such cessation, or (d) a "change of control," "change of control event" or similar circumstance or event shall occur under or pursuant to agreements relating to Indebtedness which any Obligor is a party to, including, without limitation, the Fleet Loan Agreement, or (e) Parent shall cease to own, beneficially and of record, the full economic interest in, with full voting and dispositive power, 100% of the total outstanding capital stock of Borrower or shall cease to Control Borrower.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  "Collateral" has the meaning set forth in Section 2.7.

                  "Collateral  Extension  Date"  has the  meaning  set  forth in
Section 2.7.

                  "Collateral Value" means, from time to time, (a) the value of the Borrowing Base, plus (b) the Cash Deposit (if any), plus (c) the Value of Additional Collateral.

                  "Commitment" means up to $8,000,000, as may be reduced from time to time pursuant to the terms of this Agreement.

                  "Conditional Guaranty" means the Conditional Guaranty, dated as of the date hereof, made by Parent and Leasecomm in favor of Lender, but effective only upon satisfaction of certain conditions specified therein and in
Section 2.7.

                  "Conditional Security Agreement" means the Pledge and Security Agreement, dated as of the date hereof, by Leasecomm and Parent in favor of Lender, but effective only upon satisfaction of certain conditions specified therein and in Section 2.7.

                  "Continuing Directors" means the directors of Parent on the date hereof and each other director, if, in each case, such other director's nomination for election to the Board is recommended by a majority of the then Continuing Directors.

                  "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, other than administrative functions, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

                  "Credit Documents" means this Agreement, the Notes, the Conditional Guaranty, the Conditional Security Agreement, the Account Control Agreement, the Warrant Certificate, the Registration Rights Agreement, the Borrower Security Agreement and any other documents hereafter delivered to Lender by any Obligor evidencing, guarantying or securing the Obligations or the Collateral.

                  "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

                  "Dollars" or "$" refers to lawful money of the United States of America.

                  "EBITDA" means for the applicable period, for the Borrower and its Subsidiaries: the sum of (a) net income (or net loss), (b) interest expense,
(c) income tax expense, (d) depreciation expense, (e) amortization expense, (f) all extraordinary non-cash losses otherwise deducted from the determination of net income (or net loss) for such period (other than any such non-cash losses that require an accrual or reserve for cash charges for any future period and any write-downs or write-offs of accounts receivable) less all extraordinary non-cash gains otherwise added in the determination of net income (or net loss) for such period, and (g) all non-recurring losses or expenses deducted from the determination of net income (or net loss) for such period to the extent such losses or expenses were funded from capital contributions from any stockholder of the Borrower, in each case determined on a consolidated basis in accordance with GAAP for such period.

                  "Effective Date" means the date on which the conditions specified in Section 4.1 are satisfied.

                  "Eligible Equipment" means Equipment: (a) to which Borrower has good and marketable title; (b) which is not subject to any Lien other than that in favor of Lender and in which Lender has a duly perfected first priority security interest under the UCC; (c) which is subject to an Eligible Lease; and
(d) which is insured by either Borrower in accordance with current practice or the lessee thereof in accordance with industry standards.

                  "Eligible Leases" means a Lease: (a) which is in full force and effect; (b) the lessor under which is Borrower; (c) which is assignable by the lessor thereunder; (d) which is non-cancelable and provides that the lessee's obligations thereunder are absolute and unconditional, and not subject to defense, deduction, set-off or claim and as to which no defenses, set-offs, claims or counterclaims exist or have been asserted; (e) which is not subject to any Liens other than that in favor of Lender and in which Lender has a duly perfected first priority security interest under the UCC; (f) which is a Lease characterized as a "finance lease" in accordance with GAAP; (g) the lessee under which (i) is domiciled in the United States, (ii) is not the subject of and has not taken any action described in subsections (h) or (i) of Section 6.1 and
(iii) has not otherwise been determined by Lender to be unacceptable; (h) which is in the form of Annex B (a true and complete copy of which has been provided to, and approved by, Lender) or a form otherwise approved by Lender; (i) under which no payment is more than 60 days late or lessee has two or more currently unpaid and outstanding payments; (j) under which no default has occurred other than to the extent permissible under clause (i) immediately above; (k) which covers Eligible Equipment; (l) which has not been modified, amended, restated or otherwise rewritten with respect to terms of payment or in any other material respect more than two times; and (m) the original of which has been delivered to and/or is otherwise in the possession of Lender or its authorized designee.

                  "Eligible  Lease   Receivables"   means  as  at  the  date  of
determination thereof, the unpaid balance of rentals through the end of the applicable term under an Eligible Lease.

                  "Equipment" means tangible equipment reasonably acceptable to Lender, whether now or hereafter owned and leased to third party users by Borrower; provided, however, that in no event shall Equipment include (i) stand-alone software, (ii) fixtures, or (iii) any equipment custom designed for any Person (except, in the case of clauses (ii) and (iii), electronic signage and security monitoring systems).

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
Section 414 of the Code.

                  "ERISA Event" means (a) any "reportable  event," as defined in
Section 4043 of ERISA of the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by Borrower or any ERISA Affiliate from the Pension Benefit Guaranty Corporation or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from Borrower or any ERISA Affiliate of any notice, concerning the imposition of liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

                  "Event of Default" has the meaning set forth in Article VII.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Final Maturity Date" means the first anniversary of the date hereof or, subject to the conditions set forth in Section 2.2, any subsequent anniversary of the date hereof.

                  "Fleet" means Fleet National Bank.

                  "Fleet Loan Agreement" means the Fourth Amended and Restated Revolving Credit Agreement, dated August 22, 2000 by and between the lenders party from time to time thereto, Fleet, as agent for such lenders, and Leasecomm, as borrower.

                  "Fleet Waiver" means the Waiver Agreement dated as of June 3, 2004 by and between the Investors named therein and Parent.

                  "GAAP" means generally accepted accounting principles in the United States of America as used to prepare the financial statements required to be delivered hereunder.

                  "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

                  "Guarantors" means, collectively, Parent and Leasecomm (in each case only pursuant to the Conditional Guaranty on and after the effective date thereof) and each other Person acceptable to Lender who may from time to time guaranty the Obligations.

                  "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to loans or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services, (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all guarantees by such Person of Indebtedness of others, (h) all the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP,
(i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. The Indebtedness of any Person shall not include current accounts payable incurred in the ordinary course of business.

                  "Iron Mountain" means Iron Mountain Records Management, Inc.

                  "Iron Mountain Agreement" means the Customer Agreement dated as of March 26, 2003 between Iron Mountain and Parent (as amended, supplemented or otherwise modified from time to time).

                  "Iron Mountain Addenda" means the Second Addendum to the Iron Mountain Agreement, dated June 10, 2004, by and among Iron Mountain, Parent, Borrower and Lender (as amended, supplemented or otherwise modified from time to time) and the Third Addendum to the Iron Mountain Agreement, dated June 10, 2004, by and among Iron Mountain, Parent, Borrower and Lender (as amended, supplemented or otherwise modified from time to time).

                  "Lease" means a written lease agreement entered into by Borrower as lessor with respect to Equipment.

                  "Leasecomm"  means  Leasecomm  Corporation,   a  Massachusetts
corporation  and  subsidiary  of  Parent,  and  borrower  under the  Fleet  Loan
Agreement.

                  "Lender" means Acorn Capital Group, LLC, a Delaware limited liability company.

                  "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

                  "Loan" means, collectively, all loans made pursuant to Section 2.1.

                  "Material Adverse Effect" means, with respect to any event, occurrence, circumstance or other matter of whatever nature, a material adverse effect on (a) the business, assets, operations or financial condition of any Obligor (exclusive of events, occurrences, circumstances and other matters resulting from changes in general economic, civil or political conditions, legal standards or regulatory conditions); or (b) the ability of any Obligor to perform any material obligations under any Credit Document.

                  "Material Indebtedness" means Indebtedness (other than the Loan or Indebtedness owing to another Obligor), of any one or more of the Obligors in an aggregate principal amount exceeding (a) in the case of Borrower, $100,000 and (b) in the case of all other Obligors, collectively, $500,000.

                  "Mr. Latour" means Mr. Richard F. Latour, an individual.

                  "Multiemployer  Plan" means a multiemployer plan as defined in
Section 4001(a)(3) of ERISA.

                  "Noteholders" means Lender and its successors and assigns under Section 8.5 as holders of the Obligations.

                  "Notes" means the promissory note(s) of Borrower, executed and delivered as provided in Section 2.5, together with all replacements thereof and the substitutions therefor.

                  "Obligations" means any and all now existing or hereafter arising obligations of any Obligor to Lender, whether primary or secondary, direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or not, liquidated or unliquidated, arising by operation of law or otherwise under any Credit Document whether for principal, interest, fees, expenses or otherwise, together with all costs of collection or enforcement, including, without limitation, reasonable attorneys' fees incurred in any collection efforts or in any action or proceeding.

                  "Obligor" means each of Borrower and each Guarantor.

                  "Parent"  means   MicroFinancial   Incorporated  (f/k/a  Boyle
Leasing Technologies, Inc.), a Massachusetts corporation, and the sole member of each of Borrower and Leasecomm.

                  "Permitted Encumbrances" means: (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.4; (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue or are being contested in compliance with Section 5.4; (c) deposits or pledges made in the ordinary course of business in compliance with worker's compensation, unemployment insurance and other social security laws or regulations; (d) deposits or pledges to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business; (e) deposits or pledges made in connection with casualty insurance maintained as permitted hereunder; (f) Liens of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which has not yet expired, or in respect of which Borrower is in good faith prosecuting an appeal or proceeding for a review or which is not an Event of Default under Section 7.1(k); (g) easements, zoning restrictions, right-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of Borrower or any Subsidiary; and (h) restrictions under federal and state securities laws on the transfer of securities, provided, that the term "Permitted Encumbrances" shall not include any Lien securing Indebtedness.

                  "Person"  means  any  natural  person,  corporation,   limited
liability company, limited partnership, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

                  "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the date hereof, among Parent, Subordinated Lender and Lender.

                  "Subordinated Conditional Guaranty" means the Conditional Guaranty, dated as of the date hereof, made by Parent in favor of Subordinated Lender.

                  "Subordinated Debt" means the Indebtedness evidenced by the Subordinated Note and any and all other Indebtedness and obligations of Borrower to Subordinated Lender under the Subordinated Note Purchase Agreement.

                  "Subordinated   Lender"  means  American   Pacific   Financial
Corporation, together with its successors and assigns.

                  "Subordinated Loan Documents" means the Subordinated Note, the Subordinated Note Purchase Agreement, the Subordinated Conditional Guaranty and the Subordinated Warrant.

                  "Subordinated Note" means Borrower's Subordinated Promissory Note dated as of the date hereof payable to the Subordinated Lender in the original principal amount of $2,000,000.

                  "Subordinated Note Purchase Agreement" means the Note Purchase Agreement, dated as of the date hereof, between Borrower and Subordinated Lender.

                  "Subordinated Warrant" means the Warrant Certificate dated as of the date hereof, by and between Parent and Subordinated Lender.

                  "Subsidiary" means, with respect to any Person (the "parent") at any date, any entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, Controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

                  "Transactions" means the execution, delivery, and performance by the Obligors of the Credit Documents, the borrowing and repayment of the Loan, the pledge, assignments or grant of the security interests pursuant to the Credit Documents, the payment of interest and fees thereunder, the issuance to Lender of warrants for the purchase of shares of Parent's common stock pursuant to the Warrant Certificate (including the granting to Lender of certain registration rights pursuant to the Registration Rights Agreement), and the use of the proceeds of the Loan.

                  "Value" means, with respect to any Additional Collateral, the value assigned by Lender in its reasonable discretion as the value against which it may advance funds for such Additional Collateral.

                  "Warrant Certificate" means the Warrant Certificate, dated as of the date hereof, by and between Parent and Lender.

                  Section 1.2. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes," and "including" shall be deemed to be followed by the phrase "without limitation." The word "will" shall be construed to have the same meaning and effect as the word "shall." Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented, replaced or otherwise modified (subject to any restrictions on such amendments, supplements, replacements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein," "hereof," and "hereunder," and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Exhibits, Articles, Sections, and Schedules shall be construed to refer to Articles and Sections of, and Exhibits, and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

                  Section 1.3. Specified Times and Dates; Determinations. All times specified in this Agreement shall be determined, unless specifically herein to the contrary, on the basis of the prevailing time in New York City. Unless specifically herein to the contrary, if any day or date specified in this Agreement for any notice, action or event is not a Business Day, then the due date for such notice, action or event shall be extended to the immediately succeeding Business Day; provided that interest shall accrue on any payments due by Borrower which are extended by the operation of this Section 1.3. Any determination by Lender hereunder shall be presumptive evidence of the validity and accuracy thereof.

                              ARTICLE II: THE LOAN

                  Section 2.1. Loan.

                  (a) Loan. Subject to the terms and conditions and relying upon the representations and warranties herein set forth, Lender hereby agrees to make loans to Borrower at any time and from time to time, on any Business Day on or after the Effective Date and prior to the Final Maturity Date in an aggregate principal amount at any time outstanding not to exceed the lesser of an amount equal to the (i) Commitment, and (ii) Borrowing Base.

                  (b) Borrowing Procedure. All requests for loans shall be made by Borrower by delivering a borrowing request certificate in the form of that attached hereto as Annex A to Lender in writing at least two Business Days (or such shorter period as shall be agreed to by Lender) before the requested borrowing date for each loan. Such borrowing request shall be irrevocable and shall specify certain information, including, without limitation: (i) the requested borrowing date (which shall be a Business Day), (ii) the amount of such loan, and (iii) that each of the conditions set forth under Section 4.3 has been or will be satisfied as of the requested borrowing date. Subject to the satisfaction of the conditions set forth under Section 4.3, to the extent Borrower does not have sufficient cash to make an interest payment as a result of the operation of Section 2.4(b), it shall be deemed to have delivered a borrowing request to Lender on a timely basis for the amount of such interest payment.

                  (c) Additional Terms. The Loan shall be made by Lender against the delivery of the Note, payable to the order of Lender, as referred to herein. Additional terms and conditions relating to the Loan are set forth in the Note. The Note is hereby referenced and incorporated herein as if set forth in their entirety.

                  Section 2.2. Repayment of Loan; Extension of Final Maturity. Any principal of the Loan not previously paid shall be payable on the Final Maturity Date. No later than 90 days prior to the then current Final Maturity Date, Borrower may request that Lender extend the Final Maturity Date to a Business Day which is up to one year after the then current Final Maturity Date. Borrower acknowledges that Lender's decision shall be made in the sole and absolute discretion of Lender and that Lender shall have no obligation to extend the Final Maturity Date. No later than 30 days prior to the then current Final Maturity Date, Lender shall notify Borrower of Lender's decision. If Lender fails to so notify Borrower, Lender shall be deemed to have notified Borrower that it shall not extend the Final Maturity Date. If Lender notifies Borrower that it shall extend the Final Maturity Date, the Final Maturity Date shall be extended if, and only if, on the then current Final Maturity Date, each of the conditions specified in Section 4.2 shall be satisfied.

                  Section 2.3. Interest.

                  (a) General. The Loan shall bear interest on the unpaid principal amount thereof from the Effective Date until payment of the Loan in full. Interest shall be payable in arrears on the last day of each month beginning on June 30, 2004. Any accrued interest that remains unpaid on the Final Maturity Date shall be due and payable on the Final Maturity Date and any accrued and unpaid interest on the Loan shall be payable in arrears on any date that any principal of the Loan is paid or payable (on the principal amount so paid or payable).

                  (b) Interest Rate. The interest rate for the Loan shall be 15.6% per annum.

                  (c) Default Interest. After the occurrence and during the continuance of an Event of Default, to the extent permitted by applicable law, Borrower shall pay on demand, on the outstanding principal amount of the Loan, interest at a per annum rate equal to the interest rate applicable to the Loan pursuant to Section 2.3(b) plus 1.00% per month.

                  (d) Maximum Interest Rate. Notwithstanding anything herein to the contrary, in no event shall the interest charged hereunder exceed the maximum rate of interest permitted under applicable law. Any payment made which if treated as interest would cause the interest charged to exceed the maximum rate permitted shall instead be held by Lender to the extent of such excess as additional Collateral hereunder and applied to future interest payments as and when such amount becomes due and payable hereunder.

                  (e) Calculations. Interest shall be calculated on the basis of the actual days elapsed in a year of 360 days. In computing interest on the Loan (or interest on such interest), the date of the making of the Loan shall be included and the date of payment of the Loan shall be excluded.

                  Section 2.4. Prepayment of Loan; Termination or Reduction of Commitment.

                  (a) Optional. Subject to Section 2.4(d) and except for payments required under Sections 2.2 or 2.4(b), Borrower shall not have the right to prepay the Loan until 180 days after the Effective Date at which time Borrower may prepay the Loan in whole or in part subject to the terms and conditions hereunder.

                  (b) Mandatory. On each day on which the total outstanding principal amount of the Loan exceeds the lesser of (i) the Borrowing Base and
(ii) the Commitment, Borrower shall prepay an amount of the outstanding principal of the Loan equal to the amount of such excess. Additionally, the amounts on deposit in the Blocked Account shall be transferred to Lender as a prepayment hereunder, (to be applied in the order specified in Section 2.6) in accordance with the instructions set forth in the Account Control Agreement, (A) on any Business Day on which the amount on deposit therein exceeds $10,000, and
(B) on each Monday of each  calendar  week  (unless,  in the case of this clause
(B), as of such day there has been a transfer pursuant to clause (A) within the past five Business Days).

                  (c) Notices.  Any  prepayment  other than those required under
Section 2.4(b) may only be made on at least two Business Days' (or such shorter period as shall be agreed to by Lender) irrevocable prior written notice to Lender.

                  (d) Prepayment Premium. In the event that Borrower makes any prepayment of principal under the Loan prior to the date 180 days after the Effective Date in excess of the amounts required under Section 2.4(b), Borrower shall pay to Lender an additional amount equal to the amount of interest Borrower would have paid Lender pursuant to the terms and conditions hereunder with respect to such prepayment amount from the date of such prepayment until the date 180 days after the Effective Date had Borrower not prepaid such amount.

                  Section 2.5. Notes. The Loan made by Lender shall be evidenced by one or more Notes, duly executed by Borrower, delivered and payable to Lender in an aggregate principal amount equal to the Commitment. Lender shall maintain its records to reflect the amount and date of the Loan and of each payment of principal and interest thereon. All such records shall be presumptive evidence of the outstanding principal amount hereof; provided, however, that the failure to make any notation to Lender's records shall not limit or otherwise affect the obligations of Borrower to repay the Loan.

                  Section 2.6. Payments. Subject to the sweep provisions described in Section 2.4(b), all payments by Borrower shall be payable on or prior to 12:00 Noon on the due date thereof, in immediately available funds in Dollars, without any set-off, counterclaim, withholding or deduction of any kind. All payments shall be applied by Lender as follows: first, to the payment of all accrued but unpaid fees, costs or expenses under the Credit Documents; second, to the payment of all accrued but unpaid interest under the Credit Documents; third, to the repayment of then outstanding principal amount of the Loan; and fourth, the balance, if any, to Borrower or to whomsoever may be entitled to such amounts as determined by Lender in its reasonable discretion.

                  Section 2.7. Guaranty and Collateral. The Obligations of each Obligor under the Credit Documents shall be:

                  (a) guarantied by the Guarantors pursuant to the terms and conditions of the Conditional Guaranty, and

                  (b) secured by the following collateral ("Collateral"):

                    (i) all assets of Borrower, including, without limitation, each of the Leases and the Blocked Account (and all Cash Deposits therein);

                    (ii) all assets of Parent and Leasecomm which are currently, or hereafter become, Collateral or otherwise secure the obligations of Leasecomm and Parent under the Fleet Loan Agreement;

provided, however, that such Conditional Guaranty and such security interest shall not become effective until the earlier of the day (the "Collateral Extension Date") that (A) all obligations under the Fleet Loan Agreement shall have been discharged in full, or (B) Fleet releases its Liens on such Collateral or otherwise consents to Lender having a Lien on such Collateral. On such date Borrower shall cause Parent and Leasecomm to become parties to this Agreement as Obligors by executing and delivering a Joinder to Credit Agreement in the form of Schedule 2.7 attached hereto. As used herein the term "Collateral" (x) shall mean, from and after the Effective Date, the collateral described in Section 2.7(b)(i) and (y) from and after the Collateral Extension Date, if any, shall also include the additional collateral described in Section 2.7(b)(ii).

                  Section 2.8. Fees.

                  (a) Closing Fee. On the Effective Date, Lender has fully earned a closing fee in the amount of 2.00% of the Commitment. The closing fee required to be paid under this section shall be payable as follows: (a) 1.00% of the Commitment ($80,000) paid by Borrower on the Effective Date, (b) 0.50% of the Commitment ($40,000) paid 30 days after the Effective Date, and (c) the balance of 0.50% of the Commitment ($40,000) paid 60 days after the Effective Date. Borrower hereby authorizes Lender to deduct any amounts to be paid under this Section in accordance with the provisions of Section 2.6 or from the proceeds of any loan made on or after the date such amounts are to be paid by Borrower in the event that a loan is made pursuant to Section 2.1 on or after any such date.

                  (b) Extension Fee. In the event that Borrower requests, and Lender authorizes, an extension of the Maturity Date pursuant to Section 2.2, Borrower shall pay to Lender a renewal fee of 1.75% of the Commitment, payable no later than ten (10) days prior to the then current (pre-extension) Final Maturity Date.

                  (c) Unused Credit Fee. To the extent that there is any portion of the Commitment unused during a monthly period beginning on the Effective Date and ending on the Final Maturity Date, Borrower shall pay to Lender a fee in the amount of 0.50% per annum against such unused amount, such fee to accrue commencing on the Effective Date and to be paid by Borrower to Lender monthly in arrears on each day that interest is payable under Section 2.3(a).

                  (d) Servicing Fee. Borrower shall pay to Lender a servicing fee in the amount of $2,000 per month payable monthly in arrears on each day that interest is payable under Section 2.3(a) during a period beginning on the Effective Date and ending on the Final Maturity Date.

                  Section 2.9. Warrants and Registration Rights Agreement. As partial consideration for Lender making the Loan to Borrower, Parent shall issue to Lender warrants for the purchase of 100,000 shares of Parent's capital stock pursuant to the terms and conditions of the Warrant Certificate (including without limitation certain vesting, exercise and transfer restrictions) and Lender shall be entitled to certain registration rights with respect to such shares of Parent's capital stock as set forth under the Registration Rights Agreement.

                  Section 2.10. Taxes. Any and all payments made by Borrower hereunder shall be made free and clear of and without deduction for any present or future taxes, levies, imposts, deductions, charges, or withholdings, and all liabilities with respect thereto to the extent attributable to the Loan or the Collateral, excluding (i) taxes imposed on net income and (ii) all income and franchise taxes of the United States, any political subdivisions thereof, and any state of the United States, and any political subdivisions thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.10) Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrower shall make such deductions and (iii) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law. Within 30 days after the date of any payment of Taxes, Borrower will furnish Lender with evidence of payment thereof. Borrower hereby indemnifies Lender for the full amount of Taxes (including, without limitation, any Taxes imposed by any jurisdiction on amounts payable under this Section 2.10) paid by Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted. Payment pursuant to this indemnification shall be made upon written demand thereof. The obligations of Borrower under this paragraph shall survive the termination of this Agreement. Lender hereby represents and warrants to Borrower that, as of the date hereof, no payments to Lender hereunder are subject to any withholding taxes of the United States. In the event, the Lender assigns its interest in this Agreement without the approval of the Borrower, Borrower shall not be obligated to pay any assignee any amounts under this Section in excess of any amounts Borrower would be obligated. Any such assignee shall (x) provide Borrower with reasonably adequate evidence that payments to such assignee hereunder are not subject to any withholding taxes of the United States or (y) agree with Borrower that payments to such assignee hereunder shall not be increased by the amount of any applicable withholding taxes of the United States.

                  ARTICLE III: REPRESENTATIONS AND WARRANTIES

                  Each Obligor represents and warrants to Lender on the date hereof and on the date of the making of any Loan that:

                  Section 3.1. Organization; Powers; Authorization; Enforceability, Etc. Each Obligor is duly organized or formed, validly existing and in good standing (if and to the extent applicable) under the laws of the jurisdiction of its organization or formation, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in every jurisdiction where such qualification is required. Borrower does not have any Subsidiaries. The Transactions are within the powers of each Obligor and have been duly authorized by all necessary action for each Obligor. Each Credit Document has been duly executed and delivered by each Obligor party hereto and constitutes a legal, valid and binding obligation of such Obligor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, other than any approvals, consents, registrations or filings necessary to perfect the liens and security interests created pursuant to the Borrower Security Agreement and registrations, qualifications or filings under applicable federal and state securities laws or regulations that may be made after the date hereof, (b) will not, to any Obligor's knowledge, violate any applicable law or regulation or the charter, by-laws, limited liability company operating agreement or other organizational documents of any Obligor or any order of any Governmental Authority binding on any Obligor, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Obligor or its assets, or give rise to a right thereunder to require any payment to be made by such Obligor to the extent that such violation (in each case, after giving effect to the Fleet Waiver), or such default or right to payment could be reasonably expected to result in a Material Adverse Effect, and (d) will not result in the creation or imposition of any Lien on any asset of any Obligor other than pursuant to the Credit Documents. Except as set forth on Schedule 3.1 attached hereto, there are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of any Obligor, threatened against or affecting any Obligor (i) that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, or
(ii) that involve the Credit Documents, the Collateral or the Transactions. Each Obligor is in compliance with all laws, regulations and orders (including ERISA and environmental laws, regulations and orders) of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, to the extent that any noncompliance therewith could be reasonably expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

                  Section 3.2. Financial Condition. Any financial statements, balance sheets, cash flow statement or other financial reports furnished by any Obligor to Lender present fairly the financial condition of such Obligor as of the dates thereof. Any projections or pro forma financial information contained in the materials referenced above are based on good faith estimates and assumptions believed by the management of each Obligor to be reasonable at the time made, it being recognized by Lender that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period(s) covered by such financial information may differ from the projected results set forth therein by a material amount.

                  Section 3.3. Licenses. Each Obligor is licensed and authorized to carry on its business as now conducted under all applicable laws, regulations, and orders of any Governmental Authority, except where the failure to do so, individually or in the aggregate, could not be reasonably expected to result in a Material Adverse Effect.

                  Section 3.4. Investment and Holding Company Status. No Obligor or any of its Subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

                  Section 3.5. Taxes. (a) Each Obligor has timely filed or caused to be filed all tax returns and reports required to have been filed (giving effect to any extensions) and has paid or caused to be paid all taxes required to have been paid by it, except taxes that are being contested in compliance with Section 5.5. The federal and state tax returns of each Obligor delivered to Lender prior to the Effective Date are the true, correct and complete tax returns of such Obligor as of the date thereof. (b) Borrower does not intend to and shall not treat the Loan and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4). In the event Borrower determines to take any action inconsistent with such intention or treatment, (i) it will promptly notify Lender thereof, and
(ii) Borrower acknowledges that Lender may treat the Loan as part of a transaction that is subject to Internal Revenue Code section 6112 and the Treasury Regulations thereunder, and that Lender will maintain lists and other records to the extent required by such statute and regulations.

                  Section 3.6. Security Interests; Certain Information. Subject to Liens permitted by this Agreement which have priority by operation of law and to all liens granted by Parent and Leasecomm to Fleet for the benefit of the lenders named in the Fleet Loan Agreement with respect to the Collateral described in Section 2.7(b)(ii) hereof, Lender has a valid and perfected first priority Lien on all of the Collateral and all filings and other actions necessary for the perfection and first priority status of such Liens have been duly made or taken and remain in full force and effect. The state of residence or organization and any names used within the past five years of each Obligor is set forth on Schedule 3.6. Each Obligor which has not made an organizational filing in any jurisdiction has set forth on Schedule 3.6 its place of business, if it has only one place of business, or its chief executive office, if it has more than one place of business. No Obligor (as applicable) has any Subsidiaries other than those set forth on Schedule 3.6 hereto.

                  Section 3.7.  Environmental  Matters.  The  operations of each
Obligor are and have been in compliance in all material respects with all applicable federal, state or local environmental, health and safety statutes and regulations since their respective effective dates and, none of the operations of the Obligors is subject to any judicial or administrative proceeding alleging any material violation of any federal, state or local environmental, health or safety statute or regulation or are the subject of any federal, state or local investigation evaluating whether any material remedial action is needed to respond to a release of any hazardous or toxic waste, substance or constituent, or of any other substance into the environment. No Obligor has filed any notice under any federal, state or local law indicating past or present treatment, storage or disposal of a hazardous or toxic waste, substance or constituent, or other substance into the environment and has no material contingent liability in connection with any release of any hazardous or toxic waste, substance or constituent, or other substance into the environment.

                  Section 3.8. Disclosure. All agreements, instruments and corporate or other restrictions, and all other matters known to any Obligor pertaining to such Obligor, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect have been disclosed to Lender. None of the written reports, financial statements, certificates or other written information (other than financial projections and pro forma information) furnished by or on behalf of any Obligor to Lender in connection with the negotiation of the Credit Documents or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  Section  3.9.  Leases.  With  respect to each of the  Eligible
Leases: (a) each is in full force and effect pursuant to the terms and conditions thereto; (b) Borrower is the sole "lessor" thereunder; (c) each is assignable by the lessor thereunder; (d) each is non-cancelable and provides that the lessee's obligations thereunder are absolute and unconditional, and not subject to defense, deduction, set-off or claim and as to which no defenses, set-offs, claims or counterclaims exist or have been asserted; (e) none are subject to any Liens other than Liens in favor of Lender and in which Lender has a duly perfected first priority security interest under the UCC; (f) each is a Lease characterized as a "finance lease" in accordance with GAAP; (g) the lessee under each (i) is domiciled in the United States, and (ii) is not the subject of and has not taken any action described in subsections (h) or (i) of Section 6.1;
(h) each is in a form substantially  similar to that attached hereto as Annex B;
(i) no payment thereunder is more than 60 days late; (j) no lessee thereunder has two or more currently unpaid and outstanding payments; (k) no default thereunder has occurred other than to the extent permissible under clause (i) and (j) immediately above; (l) each covers the leasing of Eligible Equipment only; (m) none have been modified, amended, restated or otherwise rewritten with respect to terms of payment or in any other material respect more than two times; and (n) the original of each Eligible Lease which has already been entered into has been delivered to and/or is otherwise in the possession of Lender or its authorized designee.

                             ARTICLE IV: CONDITIONS

                  Section 4.1. Effective Date. The obligations of Lender to make any Loan to Borrower hereunder shall not become effective until each of the following conditions is satisfied:

                  (a) On the date on which any Loan is to be made:

                      (i)  the  representations  and  warranties  set  forth  in
           Article III and in any documents delivered herewith, shall be true and correct with the same effect as though made on and as of such date, except to the extent made as of a specific date and except as to actions or changes in circumstances not prohibited hereunder;

                      (ii) each of the covenants set forth in Article V shall have been complied with or performed in full as of such date; and

                      (iii) Borrower, Parent and Leasecomm shall be in compliance with all the terms and provisions contained herein and in the Credit Documents to be observed or performed, and no Default shall have occurred and be continuing.

                  (b) Lender shall have also received the following documents:

                      (i) a counterpart of this Agreement executed by Borrower;

                      (ii) the initial Note executed by Borrower;

                      (iii) the Conditional Guaranty executed by Parent and Leasecomm;

                      (iv) the Conditional Security Agreement executed by Parent and Leasecomm and each "Exhibit A" thereto for each such party;

                      (v) the Borrower Security Agreement executed by Borrower and "Exhibit A" thereto;

                      (vi) the Warrant Certificate executed by Parent;

                      (vii) the Registration Rights Agreement executed by Parent and the Subordinated Lender;

                      (viii) the Account Control Agreement executed by the depository bank party thereto and Borrower with reference to the Blocked Account;

                      (ix)  copies  of the  executed  version  of each  Eligible
           Lease;

                      (x) an aging report of all existing leases owned by Leasecomm or Parent which secure, and are financed pursuant to, the Fleet Loan Agreement;

                      (xi) consolidated balance sheet and statements of income, retained earnings and cash flows for Parent's most recently ended fiscal year and interim consolidated balance sheet and statements of income, retained earnings and cash flows for Parent covering the fiscal year ended December 31, 2004; and

                      (xii) the Iron Mountain Addenda executed by Iron Mountain, Parent and Borrower.

                  (c) Lender shall have received lien searches against each of the Obligors indicating that there are no Liens against any of the Collateral other than (i) Fleet's Lien against the assets of Parent and Leasecomm granted pursuant to the Fleet Loan Agreement and (ii) Permitted Encumbrances.

                  (d)  Lender  shall  have  completed  to  its   satisfaction  a
collateral audit no more than 10 days prior to the Effective Date and any other due diligence.

                  (e) Borrower shall have received, and shall deliver to Lender, satisfactory evidence of the closing under the Subordinated Loan Documents.

                  (f) Borrower shall deliver to Lender satisfactory evidence that the Conditional Guaranty and the Conditional Security Agreement do not violate the terms of the Fleet Loan Agreement.

                  (g) Lender shall have received evidence satisfactory to it that all necessary governmental and other consents have been obtained by Borrower and its Subsidiaries.

                  (h) Lender shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by Borrower hereunder.

                  (i) Lender shall have received satisfactory legal opinions regarding Borrower, Parent and Leasecomm as to the organization or formation, existence and good standing (if and to the extent applicable) of Borrower, Parent and Leasecomm, the authorization of the Transactions, the execution, delivery and enforceability of the Credit Documents, the perfection of Lender's security interest in the Collateral, no violations of law including margin regulations, no violations of any contracts with Fleet and other legal matters relating to Borrower, Parent and Leasecomm, the Credit Documents or the Transactions, all in form and substance reasonably satisfactory to Lender and its counsel.

                  (j) Lender shall have received such documents and certificates regarding Borrower, Parent and Leasecomm as to the organization or formation, existence and good standing (if and to the extent applicable) of Borrower, Parent and Leasecomm, the authorization of the Transactions, the execution, delivery and enforceability of the Credit Documents, the incumbency of signatories, and other legal matters relating to Borrower, Parent and Leasecomm, the Credit Documents or the Transactions, all in form and substance satisfactory to Lender and its counsel.

                  (k) Lender shall be satisfied that no event has occurred which could reasonably be expected to have a Material Adverse Effect.

                  Section 4.2. Conditions to Extension of Final Maturity Date. The extension of the Final Maturity Date under Section 2.2 shall not become effective unless each of the following conditions is satisfied on the then current Final Maturity Date:

                  (a) the extension fee owed by Borrower pursuant to Section 2.8(b) shall be paid by Borrower to Lender in full;

                  (b) the Collateral shall continue to be acceptable to Lender in its sole discretion;

                  (c) since the Effective Date, Borrower has paid all amounts due and payable to Lender on or prior to the date such amounts were due;

                  (d) no Obligor shall be in default with respect to any Material Indebtedness;

                  (e) the representations and warranties set forth in any Credit Document shall be true and correct in all material respects with the same effect as though made on and as of such date, except to the extent made as of a specific date and except as to actions or changes in circumstances not prohibited hereunder;

                  (f) Lender shall be satisfied that no event has occurred which could reasonably be expected to have a Material Adverse Effect;

                  (g) each Obligor shall be in compliance in all respects with all the terms, provisions, covenants and conditions contained herein and in each of the other Credit Documents to be observed or performed;

                  (h) Borrower's actual fiscal performance for each fiscal quarter ending after the Effective Date shall not have varied materially from the fiscal projections for each such fiscal quarter set forth on Exhibit A attached hereto;

                  (i) Lender, or its authorized designee, shall be in possession of each Eligible Lease entered into as of such date;

                  (j) no Default shall have occurred and be continuing; and

                  (k)  any  other  commercially   reasonable   condition  to  be
satisfied as determined in Lender's sole discretion.

                  Section 4.3. Additional Conditions to Loans. On the date on which each loan under the Commitment is to be made: (a) Lender shall have received a request for such loan executed by Borrower pursuant to Section 2.1(b); (b) the representations and warranties set forth in Article III hereof and in any documents delivered herewith, shall be true and correct in all material respects with the same effect as though made on and as of such date, except to the extent made as of a specific date and except as to actions or changes in circumstances not prohibited hereunder; (c) Lender shall be satisfied that no event has occurred which could reasonably be expected to have a Material Adverse Effect; (d) the Collateral Value shall equal or exceed the total outstanding principal amount of the loans after giving effect to the loan to be made; (e) the Borrowing Base shall equal or exceed the total outstanding principal amount of the Loan after giving effect to the loan to be made; (f) each Obligor shall be in compliance in all respects with all the terms and provisions contained herein and in the Credit Documents to be observed or performed; (g) Lender, or its authorized designee, shall be in possession of each Eligible Lease entered into as of such date; and (h) no Default shall have occurred and be continuing.

                        ARTICLE V: AFFIRMATIVE COVENANTS

                  Until the termination of the Commitment and the principal of and interest on the Loan and all fees and other Obligations payable under the Credit Documents shall have been paid in full, each Obligor covenants and agrees with Lender that:

                  Section   5.1.   Financial   Statements,   Reports  and  Other
Information

                  (a) Borrower will furnish to Lender on a monthly basis within 15 days after the end of each of Borrower's fiscal months:

                      (i) each of a servicing report, Lease aging report, revenue report, residual accounts report and run-off model detailing cash flow for such month;

                      (ii) compliance certification from an executive officer of each of Parent and Borrower stating that (A) no Default has occurred during such month or setting forth the details of the occurrence of any Default and any action taken or proposed to be taken by Parent or Borrower with respect thereto, (B) all covenants and conditions contained in each Credit Document have been complied with or performed in full as of such date, and (C) each of the reports delivered pursuant to this Section 5.1(a)(i) and 5.1(b) present fairly the financial condition of the Person described in such reports and any information provided in such reports is true and correct as of the date such information is furnished.

                  (b) Borrower will furnish to Lender on a monthly basis within 30 days after the end of each of Borrower's fiscal months internally prepared financial statements and a report setting forth in detail the amount and nature of all outstanding obligations of Borrower under the Fleet Loan Agreement as of such date.

                  (c) Borrower will furnish to Lender with each borrowing request made pursuant to Section 2.1(b) and also on a weekly basis within 5 days after the end of each week a detailed report regarding the Borrowing Base and also setting forth sales information, credit memo information, and collection information for such week and any other information regarding the Collateral or Borrowing Base for such week that Lender reasonably requests.

                  (d) Parent will furnish to Lender on an annual basis promptly after the same becomes available, but in any event within 90 days of Parent's fiscal year end, a consolidated balance sheet and statements of income, retained earnings and cash flows as of and for such fiscal year accompanied by an unqualified report by an independent public accounting firm reasonably acceptable to Lender that such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of Borrower and its consolidated Subsidiaries as of such date and for such periods in accordance with GAAP. The financial statements delivered pursuant hereto shall be accompanied by a certification from an executive officer of Parent that such financial statements present fairly the financial condition of the Persons described in such financial statements and any information provided in such financial statements is true and correct as of the date such information is furnished.

                  (e) Promptly after the same becomes publicly available, copies of all periodic and other reports, proxy statements and other materials filed by Parent (and/or any Subsidiary of Parent) with the Securities and Exchange Commission, or with any securities exchange, or distributed by Parent to its shareholders generally, as the case may be.

                  (f) All financial statements, reports and information regarding Parent, Leasecomm or Borrower provided in writing to Fleet (or the bank group under the Fleet Loan Agreement) within two Business Days after the time such financial statements, reports and information are provided to Fleet (or the bank group under the Fleet Loan Agreement).

                  (g) Promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of Parent, Borrower or any Subsidiary of Borrower or Parent, or compliance with the terms of the Credit Documents, as Lender may reasonably request.

                  (h) On the date of the delivery of any financial statements or projections under this Section 5.1, Borrower shall be deemed to have made a representation to Lender that such financial statements shall present fairly the financial condition of the Person described in such financial statements, and any information provided pursuant to this Section 5.1 shall be true and correct as of the date such information is furnished and, as to projections, that such projections are based upon reasonable assumptions in light of prior performance. Any projections or pro forma financial information contained in the materials referenced above are based on good faith estimates and assumptions believed by the management of each Obligor to be reasonable at the time made, it being recognized by Lender that such financial information as it relates to future events is not to be viewed as fact and that, subject to the requirements of
Section 5.12(a), actual results during the period(s) covered by such financial information may differ from the projected results set forth therein by a material amount.

                  Section 5.2. Notices of Material Events. Borrower will furnish to Lender prompt written notice of the following: (a) the occurrence of any Default; (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting any Obligor that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; (c) written notice of Borrower's intent to pay in full all of Borrower's obligations under the Fleet Loan Agreement no less than ten
(10) Business Days prior to such payment; and (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect. Each notice delivered under this Section 5.2 shall be accompanied by a statement of Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

                  Section 5.3. Existence. Each Obligor will do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business.

                  Section 5.4. Payment of Obligations. Each Obligor will pay its liabilities including tax liabilities, that, if not paid, could reasonably be expected to result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) such Obligor has set aside on its books adequate reserves with respect thereto and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

                  Section  5.5.  Maintenance  of  Properties;   Insurance.  Each
Obligor will (a) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and (b) maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations.

                  Section 5.6. Ownership and Control. Parent shall own, beneficially and of record, the full economic interest in, with full voting and dispositive power, 100% of the total outstanding capital stock of each of Borrower and Leasecomm and shall Control each of Borrower and Leasecomm.

                  Section 5.7. Books and Records;  Inspection Rights; Access. At
Borrower's expense, Borrower will keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. Borrower will permit any representatives designated by Lender, during normal business hours and upon reasonable advance notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to directly discuss its affairs, finances and condition with its partners or trustees (or its designee), officers and independent accountants, as applicable.

                  Section 5.8. Compliance with Laws. Each Obligor will comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it (including ERISA and environmental laws), except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

                  Section 5.9. Use of Proceeds. The proceeds of the Loan shall be used by Borrower solely to finance Leases and the related revenues thereto and the working capital needs of Borrower. No part of the proceeds of the Loan will be used for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock. "Margin Stock" means "margin stock" as used and defined in Regulation U of the Regulations of the Board of Governors of the Federal Reserve System.

                  Section 5.10. Collateral Value; Leases. (a) Obligors agree that the Borrowing Base shall equal or exceed the total outstanding principal amount of the Loan at all times. Obligors agree that should the Borrowing Base fall below the total outstanding principal amount of the Loan, Obligors shall take one or more of the following actions necessary to increase the Collateral Value to equal or exceed the total outstanding principal amount of the Loan at such time: (i) make Cash Deposits, and/or (ii) pledge Additional Collateral. (b) Borrower agrees to deliver to Iron Mountain (as contemplated by the Iron Mountain Agreement and the Iron Mountain Addenda) all original executed copies of each Eligible Lease (with copies to Lender) within two (2) Business Days of execution thereof.

                  Section 5.11. Subsidiary Guarantors. Borrower shall cause each and every Subsidiary and each Obligor shall cause each and every Affiliate of Borrower which receives any money from Borrower, except as permitted under
Section 6.4, to be a party to this Agreement and to guaranty the Obligations.

                  Section 5.12. Financial Performance. EBITDA Minimum. For the three months ended June 30, 2004, EBITDA loss shall not exceed $980,000; for the six months ended September 30, 2004, EBITDA loss shall not exceed $950,000; for the nine months ended December 31, 2004, EBITDA loss shall not exceed $750,000; and for the 12 months ended March 31, 2005, EBITDA loss shall not exceed $450,000.

                  Section 5.13. Blocked Account. As of the Effective Date, Borrower shall have, in writing, instructed each lessee under the Leases to make all payments under such lessees' respective Lease(s) directly to the Blocked Account, and such instructions shall thereafter continue to be in full force and effect. Borrower shall deposit into the Blocked Account promptly upon receipt, but in any event within one (1) Business Day of receipt thereof, any amounts it shall receive as payment under any Lease.

                  Section 5.14. Further Assurances. Each Obligor shall upon request by Lender (a) promptly correct any material defect or error that may be discovered in any Credit Document or in the execution, acknowledgement or recordation thereof and (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, conveyances, security agreements, pledge agreements, mortgages, deeds of trust, trust deeds, assignments, estoppel certificates, financing statements and continuation thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as Lender may require from time to time in order (i) to carry out more effectively the purposes of this Agreement or any other Credit Documents, (ii) to subject to the Liens and security interests created by any of the Credit Documents any of the Obligors' properties, rights or interests covered or now or hereafter intended to be covered by any of the Credit Documents, (iii) to perfect and maintain the validity, effectiveness and priority of any of the Credit Documents and the Liens and security interests intended to be created thereby and (iv) better to assure, convey, grant, assign, transfer, preserve, protect and confirm unto Lender the rights granted or now or hereafter intended to be granted to Lender under any Credit Document. Lender shall upon request by Borrower promptly correct any material defect or error that may be discovered in any Credit Document or in the execution, acknowledgement or recordation thereof.

                         ARTICLE VI: NEGATIVE COVENANTS

                  Until the termination of the Commitment and the principal of and interest on the Loan and all fees payable hereunder have been paid in full, each Obligor covenants and agrees with Lender that:

                  Section 6.1. Indebtedness. Other than Indebtedness permitted under the Fleet Loan Agreement, no Obligor shall issue, incur or increase the principal amount of any of its Indebtedness, except (a) for any Indebtedness to Lender, (b) for the Subordinated Debt issued by Borrower on the Effective Date;
(c) for current liabilities for ordinary trade accounts payable, accrued payroll and severance obligations payable on customary terms in the ordinary course of business; (d) that Parent or Leasecomm may incur purchase money Indebtedness and capital leases secured as provided in Section 6.7(c) in an aggregate principal amount not exceeding $500,000 at any time; (e) that Parent or Leasecomm may incur Indebtedness of any of their Subsidiaries (other than Borrower) secured by Leases, Equipment and receivables relating to such Leases and Equipment, none of which constitute part of the Collateral; (f) existing Indebtedness described on
Schedule 6.1 attached hereto; (g) that Parent or Leasecomm may incur Indebtedness in respect of inter-company loans and advances among either Parent or Leasecomm and its Subsidiaries which are not prohibited by Section 6.6; (h) that Parent or Leasecomm may make Guarantees (including the Subordinated Conditional Guaranty) of Indebtedness and other obligations incurred by any of their Subsidiaries and permitted by the other provisions of this Section 6.1; and (i) for Indebtedness of the Parent and Leasecomm in addition to the foregoing, provided, however, that the aggregate amount of all such additional Indebtedness at any one time outstanding shall not exceed $500,000 and the terms of any such Indebtedness shall be satisfactory to Lender.

                  Section 6.2. Disposition of Assets. Borrower shall not distribute, sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all, substantially all or any substantial part, of its assets.

                  Section 6.3. Fundamental Changes

                  (a) Borrower shall not merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) any material portion of its assets (in each case, whether now owned or hereafter acquired) other than in the ordinary course of business, or liquidate or dissolve.

                  (b) Borrower shall not engage to any material extent in any business other than the business of leasing Equipment pursuant to Leases and businesses reasonably related thereto.

                  (c) Borrower shall not amend, modify or change its certificate of incorporation or by-laws or other organizational documents in any manner that would be adverse to Lender.

                  (d) Borrower shall not create or acquire any Subsidiaries without the prior written consent of the Lender.

                  Section 6.4. Transactions with Affiliates. Neither Borrower nor any of its Subsidiaries shall sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except in the ordinary course of business at prices and on terms and conditions not less favorable to Borrower or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties.

                  Section 6.5. Dividends. Neither Borrower nor any of its Subsidiaries shall declare or pay any dividends, purchase, redeem, retire, defease or otherwise acquire for value any of Borrower's or such Subsidiary's capital stock or membership interests (as applicable) or any warrants, rights or options to acquire such capital stock or membership interests (as applicable), now or hereafter outstanding, return any capital to Borrower's or such Subsidiary's stockholders or members (as applicable) as such, or make any distribution or exchange of assets, capital stock, warrants, rights, options, obligations or securities to Borrower's or such Subsidiary's stockholders or members (as applicable), except that any Subsidiary of Borrower may make dividends and distributions to Borrower.

                  Section 6.6. Investments. Borrower shall not make any loan or advance to any Person, or purchase or otherwise acquire, or permit any of its Subsidiaries to purchase or otherwise acquire, any capital stock or other equity interest, warrants, rights, options, obligations or other securities of, make any capital contribution to, or otherwise invest in, any Person, except for (a) subject to Section 6.3(d), investments of Borrower and its Subsidiaries in Persons that become wholly owned Subsidiaries and Guarantors after the date hereof in accordance with the provisions of this Agreement; and (b) reimbursements to employees and directors for expenses incurred in the ordinary course of business.

                  Section 6.7. Liens. Borrower shall not (and shall not permit any Subsidiary to), create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable or rights in respect of any thereof), except:

                  (a) Permitted Encumbrances;

                  (b) any Lien existing on any property or asset prior to the acquisition thereof by Borrower or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of Borrower or any Subsidiary and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof; and

                  (c) Liens on fixed or capital assets acquired, constructed or improved by Borrower or any Subsidiary; provided that (i) such security interests secure purchase money Indebtedness or capital leases permitted under
Section 6.1(e) or otherwise approved by Lender, (ii) such security interests and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing or improving such fixed or capital assets and (iv) such security interests shall not apply to any other property or assets of Borrower or any Subsidiary.

                  Section 6.8. Restrictions with Respect to Collateral. With respect to the grant of the security interest to Lender pursuant to the Conditional Security Agreement, no Obligor shall assert (verbally, in writing or otherwise) or take any other action nor shall it cooperate with or encourage any other person to assert (verbally, in writing or otherwise) or take any other action which would have the result of rendering the security interests granted pursuant to the Conditional Security Agreement ab initio limited, reduced or ineffective.

                         ARTICLE VII: EVENTS OF DEFAULT

                  Section 7.1. If any of the following events ("Events of Default") shall occur:

                  (a) Borrower shall fail to pay any principal of the Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

                  (b) Borrower shall fail to pay any interest on the Loan, any fee or any other amount (other than an amount referred to in clause (a) of this Section 7.1) payable under any Credit Document when and as the same shall become due and payable;

                  (c) any representation or warranty made or deemed made by or on behalf of any Obligor in or in connection with any Credit Document or any amendment or modification thereof, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Credit Document or any amendment or modification hereof shall prove to have been incorrect in any material respect when made or deemed made, except to the extent made as of a specific date and except as to actions or changes in circumstances not prohibited hereunder;

                  (d) any Obligor shall fail to observe or perform any covenant, condition or agreement contained in Sections 5.1(d), 5.1(e), 5.2, 5.3, 5.6, 5.9, 5.10, 5.12, 5.13 or 5.14 or in Article VI;

                  (e) any Obligor shall fail to observe or perform any covenant, condition or agreement contained in any Credit Document (other than those specified in clause (a), (b), (c) or (d) of this Section 7.1) and such failure shall continue for 30 days, provided such Obligor is diligently pursuing efforts to make such cure;

                  (f) any Obligor shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable, after the expiration of any grace or cure periods;

                  (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity;

                  (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any Obligor or its debts, or of a substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Obligor or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

                  (i) any Obligor shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Section 7.1, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Obligor or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

                  (j) any Obligor shall become unable, admit in writing or fail generally to pay its debts as they become due;

                  (k) one or more judgments for the payment of money in an aggregate amount in excess of $100,000 shall be rendered against Borrower (or an aggregate amount in excess of $250,000 shall be rendered against Parent or Leasecomm) or any combination thereof and the same shall remain undischarged for a period of 10 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of any Obligor to enforce any such judgment;

                  (l) any Change of Control shall occur;

                  (m) an ERISA Event shall have occurred that, in the opinion of Lender, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;

                  (n) any material provision of any Credit Document shall, for any reason, cease to be valid and binding on any Obligor, or any Obligor shall so state in writing;

                  (o) any Credit Document shall, for any reason, cease to create a valid Lien on any of the Collateral purported to be covered thereby or any Lien granted to Lender shall cease to be a perfected first priority Lien, in each case on or after the effective date of such Credit Document, or any Obligor shall so state in writing; or

                  (p) any "default" or "event of default" under the Fleet Loan Agreement, after giving effect to the Fleet Waiver;

then, and in every such event (other than an event with respect to Borrower described in clause (h) or (i) of this Section 7.1), and at any time thereafter during the continuance of such event, Lender may by notice to Borrower, take any or all of the following actions, at the same or different times: (i) terminate the Commitment, and thereupon the Commitment shall terminate immediately, and
(ii) declare the Loan then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loan so declared to be due and payable, together with accrued interest thereon and all fees and other Obligations of Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Borrower; and in case of any event with respect to Borrower described in clause (h) or (i) of this Section 7.1, the Commitment shall automatically terminate and the principal of the Loan then outstanding, together with accrued interest thereon and all fees and other Obligations of Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Borrower.

                          ARTICLE VIII: MISCELLANEOUS

                  Section 8.1. Notices. Unless otherwise specified herein, all notices hereunder to any party hereto shall be in writing and shall be given (a) by personal delivery, (b) by certified mail, return receipt requested, (c) by nationally recognized overnight courier (e.g., Federal Express) or (d) by electronic facsimile transmission (with confirmation of successful transmission) or by electronic mail (provided, however, that if a notice is given by facsimile or electronic mail, a copy of such notice shall also be delivered by one of the other delivery methods set forth in clauses (a), (b) and (c) above), in each case addressed to such party at its address indicated on Schedule 3.6 or on the signature pages hereof or to any other address specified by such party in writing. All such notices, requests, demands and other communication shall be deemed given upon the earlier of (i) receipt by the party to whom such notice is directed (or a person of suitable age and discretion accepting such notice at such address), (ii) refusal to accept delivery by the party to whom such notice is directed (or by such other suitable person) or (iii) if mailed, the third Business Day following the date of mailing.

                  Section 8.2. Waivers. Without limiting the generality of the foregoing, the making of the Loan shall not be construed as a waiver of any Default, regardless of whether Lender may have had notice or knowledge of such Default at the time.

                  Section 8.3. Expenses; Indemnity; Damage Waiver.

                  (a) Expenses. Borrower shall pay all reasonable out-of-pocket expenses incurred by Lender, including reasonable fees and disbursements of counsel for Lender, in connection with (i) the preparation of the Credit Documents, any amendments, modifications or waivers of the provisions thereto requested or agreed to by any Obligor (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) the administration of the Credit Documents, including any wire transfer fees and expenses in connection with the addition or release of any Collateral, and (iii) the enforcement or protection of Lender's rights in connection with any Credit Document, including its rights under this Section 8.3, or in connection with the Loan made hereunder, including in connection with any workout, restructuring or negotiations in respect thereof.

                  (b) Collateral Audits. Borrower shall reimburse Lender for all of Lender's expenses incurred in connection with Lender obtaining two (2) audits of the Collateral per calendar year, including, without limitation, actual out-of-pocket expenses incurred per analyst (at a daily fee not exceeding $750 per analyst plus actual out of pocket expenses) from audit-related activities within the New York City metropolitan area; provided, however, that Borrower shall reimburse Lender for all of Lender's expenses incurred in connection with all audits of the Collateral performed after the occurrence of and during the continuation of any Event of Default.

                  (c) Each Obligor shall indemnify, jointly and severally, Lender and each Affiliate, director, officer, employee, agent and advisor of Lender (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees and disbursements of counsel for any Indemnitee (the "Losses"), incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, any actual or prospective claim, litigation, investigation or proceeding relating to (i) the execution or delivery of any Credit Document, the performance of the parties hereto of their respective Obligations thereunder or the consummation of the Transactions or
(ii) the Loan or the use of the proceeds therefrom, in each case, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that any Losses claimed by such Indemnitee are determined by a final judgement of a court of competent jurisdiction to have been incurred by reason of gross negligence, bad faith or willful misconduct of such Indemnitee.

                  (d) To the extent permitted by applicable law, no Obligor shall assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, any Credit Document or any agreement or instrument contemplated thereby, the Transactions, the Loan or the use of the proceeds thereof.

                  (e) All amounts due under this Section 8.3 shall be payable promptly after written demand therefor. The Obligations of the Obligors under this Section 8.3 shall survive payment in full of the Loan.

                  Section  8.4.  Amendments.  Any term of this  Agreement or any other Credit Document may be amended, waived, discharged or terminated only by an instrument in writing signed by each party to this Agreement or such Credit Document. No notice to or demand on any Obligor shall be deemed to be a waiver of the Obligations of any Obligor or of the right of Lender to take further action without notice or demand as provided in this Agreement. No course of dealing between any Obligor and Lender shall change, modify or discharge, in whole or in part, this Agreement or any Obligations. No waiver of any term, covenant or provision of this Agreement or any other Credit Document shall be effective unless given in writing by Lender and if so given shall only be effective in the specific instance in which given. In the event Lender shall assign a portion of its interests under this Agreement or any other Credit Document, then any such consents, waivers or amendments may be consented to by lenders or assignees holding a majority in principal amount of the Loans and Commitments except that each lender and assignee affected shall be required to consent to any consents, waivers or amendments which (a) increase the obligations of such lender or assignee, (b) reduce the principal amount, interest rate or fees due to such lender or assignee, (c) extend, delay or postpone the Final Maturity Date or due date of any payment of principal, interest or fees due to such lender or assignee, (d) release the Guarantors or
(e) release all or substantially all of the Collateral.

                  Section 8.5. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that (a) no Obligor may assign or otherwise transfer any of its rights or Obligations hereunder without the prior written consent of Lender and (b) any assignment by Lender (or any other Noteholder) of its rights or obligations hereunder (other than to an Affiliate or any Person that acquires Lender or all or substantially all of the assets of Lender) shall be subject to Borrower's consent, which consent shall not be unreasonably withheld or delayed and shall not be required during the existence of an Event of Default. Any attempted assignment or transfer by any Obligor without the required consent (if any) shall be null and void.

                  Section 8.6. Replacement of Notes. Upon (a) request made by Lender (or any other Noteholder) made following an assignment permitted under
Section 8.5 or (b) receipt of a Noteholders' affidavit or other evidence reasonably satisfactory to Borrower of the loss theft, destruction or mutilation of any Note and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to Borrower, and, in the case of any such mutilation, upon the surrender of such Note for cancellation, Borrower, at the expense of Lender (or such Noteholder), shall execute and deliver, respectively, (a) new Notes appropriately reflecting such assignment or (b) in lieu of such lost, stolen, destroyed, or mutilated Note, a new Note of like tenor.

                  Section 8.7. Survival. All covenants, agreements, representations and warranties made by any Obligor in any Credit Document and in the certificates or other instruments delivered in connection with or pursuant to any Credit Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of each Credit Document and the making of the Loan, regardless of any investigation made by any such other party or on its behalf and notwithstanding that Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on the Loan or any fee or any other amount payable under any Credit Document is outstanding and unpaid. The provisions of Section 8.3 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loan or the termination of this Agreement or any provision hereof.

                  Section 8.8. Right of Set-off. If any amount payable hereunder or under any other Credit Document is not paid as and when due, each Obligor hereby authorizes Lender and each Affiliate of Lender to proceed, to the extent permitted by applicable law, without prior notice, by right of set-off, bankers' lien, counterclaim or otherwise, against any assets of such Obligor in any currency that may at any time be in the possession of Lender or such Affiliate, at any branch or office, to the full extent of all amounts payable to Lender hereunder or thereunder. Lender shall give prompt notice to such Obligor after any exercise of Lender's rights under the preceding sentence, but the failure to give such notice shall not affect the validity of any of Lender's actions.

                  Section 8.9. Severability. Any provision of any Credit Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without effecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

                  Section 8.10. Governing Law; Jurisdiction; Consent to Service of Process.

                  (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Each Obligor hereby designates Ms. Kristine LaCourse, c/o Microfinancial Incorporated, 10M Commerce Way, Woburn, MA 01801 as its agent to receive service of process in any action or proceeding arising out of or relating to any Credit Document, and also as its agent for the purposes of taking any action required to be taken under the terms of the Credit Documents such as delivery of notices.

                  (b) EACH OBLIGOR HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY AND CONSENTS TO THE PLACING OF VENUE IN NEW YORK COUNTY OR OTHER COUNTY PERMITTED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OBLIGOR HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS
BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT ANY CREDIT DOCUMENT OR INSTRUMENT REFERRED TO HEREIN MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OBLIGOR AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. EXCEPT AS PROHIBITED BY LAW, EACH OBLIGOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH ANY CREDIT DOCUMENT.

                  (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8.1. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  Section 8.11. Headings. Article and Section headings and the table of contents (if applicable) used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

                  Section 8.12. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or of any other Credit Document by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement or of such other Credit Document.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

                  Signature Page to Credit Agreement - Borrower

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                               BORROWER:

                               TIMEPAYMENT CORP. LLC


                               By:
                                    --------------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                   Signature Page to Credit Agreement - Lender
                                     LENDER:

                               ACORN CAPITAL GROUP, LLC


                               By:
                                    --------------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                               Notice Address:
                               --------------
                               Two Greenwich Office Park
                               Greenwich, CT 06831
                               Attn:  Mary Ammon
                               Telephone:  203.661.0049
                               Facsimile:  203.861.4250

State of_______________________)
                               ) ss.
County of______________________)

On  June  _____,  2004,  before  me,  a  Notary  Public,   personally   appeared
__________________, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

Witness my hand and official seal.                            SEAL

Signature:
          ----------------------------------


Commonwealth of Massachusetts  )
                               ) ss.
County of______________________)

On  June  _____,  2004,  before  me,  a  Notary  Public,   personally   appeared
__________________, personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.                            SEAL

Signature:
          ----------------------------------

                                  SCHEDULE 2.7

                       FORM OF JOINDER TO CREDIT AGREEMENT

                      [Date of Joinder to Credit Agreement]

Acorn Capital Group, LLC
Two Greenwich Office Park
Greenwich, CT 06831

Attention: Mary Ammon

Re: Credit Agreement dated as of June 10, 2004 (as amended, supplemented, replaced or otherwise modified from time to time, the "Credit Agreement") between TimePayment Corp, LLC ("Borrower") and Acorn Capital Group, LLC ("Lender")

Ladies and Gentlemen:

1. Reference is made to the above-captioned Credit Agreement. Capitalized terms not otherwise defined herein are used herein with the meanings assigned thereto in the Credit Agreement.

2. As of the date hereof the conditions set forth in Section 2.7 of the Credit Agreement have been satisfied, with the result that (1) the Conditional Guaranty of the undersigned, Microfinancial Incorporated, a Massachusetts corporation and Borrower' sole member ("Parent"), and Leasecomm Corporation, a Massachusetts corporation ("Leasecomm"), in favor of Lender is effective as of the date hereof and (b) each of Parent and Leasecomm is required to execute this Joinder to Credit Agreement (this "Joinder") and thereby become a party to the Credit Agreement as an "Obligor".

3. Therefore, by executing this Joinder, each of Parent and Leasecomm hereby agrees to be bound by all provisions relating to an Obligor under, and as defined in, the Credit Agreement. Parent and Leasecomm further agree, as of the date first above written, that each reference in the Credit Agreement or any other Credit Document to an "Obligor" or a "Guarantor" shall also mean and be a reference to Parent and Leasecomm.

4. This Joinder shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, Parent and Leasecom have caused this Joinder to be executed by its duly authorized officer as of the day and year first above written.

MICROFINANCIAL INCORPORATED

By:____________________________
         Name:
         Title:

LEASECOMM CORPORATION

By:_____________________________
         Name:
         Title: